EXHIBIT 10.40.1

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of January 4, 2016 (this “Joinder Agreement”), made by Forest City Realty Trust Inc. (the “New Guarantor”) in favor of Bank of America, N.A., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders referred to in that certain Credit Agreement, dated as of November 17, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Forest City Enterprises, L.P. (permitted successor to Forest City Enterprises, Inc.) (together with its permitted successors and assigns, the “Borrower”), the affiliates of the Borrower identified therein as Guarantors, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A. and PNC Bank, National Association, as Swing Line Lenders and L/C Issuers.

1.The New Guarantor, hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:

(a)join the Credit Agreement as a Guarantor, as indicated with its signature below;

(b)be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement; and

(c)perform all obligations and duties required of it by the Credit Agreement.

2.The New Guarantor represents and warrants that the representations and warranties contained in Article V of the Credit Agreement as they relate to the New Guarantor or which are contained in any certificate furnished by or on behalf of the New Guarantor are true and correct on the date hereof.

3.The address, taxpayer identification number and jurisdiction of organization of the New Guarantor is set forth in Annex I to this Joinder Agreement.

4.This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

5.Except as expressly supplemented hereby, the Credit Agreement and the Guaranty shall remain in full force and effect.

6.     THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

FOREST CITY REALTY TRUST, INC.,
as the New Guarantor

By: /s/Robert G. O'Brien
Name: Robert G. O’Brien

Title:	Executive Vice President and
Chief Financial Officer

FOREST CITY ENTERPRISES, L.P.,
as the Borrower

By:	Forest City Realty Trust, Inc.,
its general partner

By: /s/Robert G.O'Brien
Name: Robert G. O’Brien
Title:    Executive Vice President and
Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/Oltiana M. Pappas
Name: Oltiana M. Pappas
Title: Senior Vice President

ANNEX I
TO JOINDER AGREEMENT

Name of Guarantor	Address	Taxpayer ID	Jurisdiction of Organization
Forest City Realty Trust, Inc.	50 Public Square Suite 1100 Cleveland,Ohio 44113-2233	47-4113168	Maryland